ARTICLES OF MERGER
                                       OF
                             PPI CAPITAL GROUP, INC.
                                       AND
                              DIRECTPLACEMENT, INC.

                               ARTICLES OF MERGER

                                       OF

                             PPI CAPITAL GROUP, INC.

                                       AND

                              DIRECTPLACEMENT, INC.

To the Division of Corporations and Commercial Code
State of Utah

            Pursuant to the provisions of the Utah Revised Business Corporation Act, the domestic business corporation and the foreign business corporation hereinafter named do hereby adopt the following Articles of Merger.

            1. Annexed hereto and made a part hereof is the Agreement and Plan of Merger for merging PPI Capital Group, Inc. with and into DirectPlacement, Inc. as adopted by resolution adopted at a meeting by the Board of Directors of PPI Capital Group, Inc. on October 12, 2001 and by resolution adopted at a meeting by the Board of Directors of DirectPlacement, Inc. on October 12, 2001.

            2. The name of the surviving corporation is DirectPlacement, Inc., a Delaware corporation, and such name has not been changed as a result of the merger. The name of the non-surviving corporation is PPI Capital Group, a Utah corporation, incorporated on October 28, 1983.

            3. With regard to PPI Capital Group, Inc., the designation, the number of outstanding shares, and the number of votes entitled to be cast by the sole voting group entitled to vote on the Agreement and Plan of Merger, are as follows:

            (a) Designation of shares of voting group: Common Stock

            (b) Number of outstanding shares of voting group: 11,839,990.

            (c) Number of votes of voting group entitled to be cast on the Agreement and Plan of Merger: 11,839,990.

            4. With regard to PPI Capital  Group,  Inc.,  the total  number of votes cast for and against the Plan of Merger by the sole voting group entitled to vote separately on the Plan of Merger is as follows:
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            (a) Designation of shares of voting group: Common Stock

            (b) Number of votes of voting group cast for the Agreement and Plan of Merger: 8,209,456.

            (c) Number of votes of voting group cast against the Agreement and Plan of Merger: 0.

            (d) Number of votes of voting group abstained: 14.

            5. The said number of votes cast for the Agreement and Plan of Merger was sufficient for the approval thereof by the said voting group.

            6. The merger of PPI Capital Group, Inc. with and into DirectPlacement, Inc. is permitted by the laws of the jurisdiction of organization of DirectPlacement, Inc. and has been authorized in compliance with said laws.

            7. The address of the principal office of DirectPlacement, Inc. within or without the State of Utah at which DirectPlacement, Inc. has authorized process to be served upon it by registered or certified mail return receipt requested is as follows:

                    3655 Nobel Drive
                    Suite 540
                    San Diego, CA 92122.

            8. The effective time and date of the merger herein provided for in the state of Utah shall be 5 p.m. on November 21, 2001.

      IN WITNESS WHEREOF, the undersigned have executed the Articles of Merger on this 21st day of November 2001.


                               PPI CAPITAL GROUP, INC.



                               By: /s/ Brian M. Overstreet
                                   --------------------------------------------
                                   Name:  Brian M. Overstreet
                                   Title: President and Chief Executive Officer


                               DIRECTPLACEMENT, INC.



                               By: /s/ Brian M. Overstreet
                                   --------------------------------------------
                                   Name:  Brian M. Overstreet
                                   Title: President and Chief Executive Officer

                                                Attachment to Articles of Merger

                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of November 21, 2001, by and between PPI CAPITAL GROUP, INC., a Utah corporation ("PPI Capital-Utah"), and DIRECTPLACEMENT, INC., a Delaware corporation ("DirectPlacement-Delaware"). PPI Capital-Utah and DirectPlacement-Delaware are sometimes referred to as the "Constituent Corporations."

      The authorized capital stock of PPI Capital-Utah consists of two hundred million (200,000,000) shares of Common Stock, par value $0.001 per share and no shares of preferred stock. The authorized capital stock of DirectPlacement-Delaware, upon effectuation of the transactions set forth in this Merger Agreement, will consist of eighty million (80,000,000) shares of Common Stock, par value $0.0001 per share, and ten million (10,000,000) shares of Preferred Stock, par value $0.0001 per share.

      The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that PPI Capital-Utah merge into DirectPlacement-Delaware upon the terms and conditions herein provided.

      NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that PPI Capital-Utah shall merge into DirectPlacement-Delaware on the following terms, conditions and other provisions:

      1.    TERMS AND CONDITIONS.

      1.1 MERGER. PPI Capital-Utah shall be merged with and into DirectPlacement-Delaware (the "Merger"), and DirectPlacement-Delaware shall be the surviving corporation, which shall continue to exist as said surviving corporation under its present name, (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of Delaware (the "Effective Date").

      1.2 SUCCESSION. On the Effective Date, DirectPlacement-Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of PPI Capital-Utah, except insofar as it may be continued by operation of law, shall be terminated and cease in accordance with the provisions of the Utah Revised Business Corporation Act.

      1.3 TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

      1.4 COMMON STOCK OF PPI CAPITAL-UTAH AND DIRECTPLACEMENT-DELAWARE. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of PPI Capital-Utah issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of DirectPlacement-Delaware at a ratio of 1 to 1 and (ii) each share of Common Stock of DirectPlacement-Delaware issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

      1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of PPI Capital-Utah shall be deemed for all purposes to evidence ownership of and to represent the shares of DirectPlacement-Delaware into which the shares of PPI Capital-Utah represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of DirectPlacement-Delaware evidenced by such outstanding certificate as above provided.

      1.6 DERIVATIVE SECURITIES. On the Effective Date, the Surviving Corporation will assume and continue PPI Capital-Utah's stock awards plans, if any, and the outstanding and unexercised portions of all options and/or warrants to purchase Common Stock of PPI Capital-Utah, including without limitation all options outstanding under such stock plan and any other outstanding options and/or warrants, shall be converted into options and/or warrants (as applicable) of DirectPlacement-Delaware, such that an option or warrant for shares of PPI Capital-Utah shall be converted into an option or warrant (as applicable), for shares of DirectPlacement-Delaware at a ratio of 1 to 1. No other changes in the terms and conditions of such options and/or warrants will occur. Effective on the Effective Date, DirectPlacement-Delaware hereby assumes the outstanding and unexercised portions of such options and/or warrants and the obligations of PPI Capital-Utah with respect thereto.

      2.    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

      2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of DirectPlacement-Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

      2.2 DIRECTORS. The directors of PPI Capital-Utah immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

      2.3 OFFICERS. The officers of PPI Capital-Utah immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

      3.    MISCELLANEOUS.

      3.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of PPI Capital-Utah such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of PPI Capital-Utah and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of PPI Capital-Utah or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      3.2 AMENDMENT. At any time before or after approval by the shareholders of PPI Capital-Utah, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of PPI Capital-Utah, the principal terms may not be amended without the further approval of the shareholders of PPI Capital-Utah) as may be determined in the judgment of the respective Board of Directors of DirectPlacement-Delaware and PPI Capital-Utah to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

      3.3 CONDITIONS TO MERGER. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law): (a) the Merger shall have been approved by the shareholders of PPI Capital-Utah in accordance with applicable provisions of the Business Corporations Act of the State of Utah; and (b) PPI Capital-Utah, as sole stockholder of DirectPlacement-Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of PPI Capital-Utah to be material to consummation of the Merger shall have been obtained.

      3.4 ABANDONMENT OR DEFERRAL. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either PPI Capital-Utah or DirectPlacement-Delaware or both, notwithstanding the approval of this Merger Agreement by the shareholders of PPI Capital-Utah or DirectPlacement-Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of PPI Capital-Utah and DirectPlacement-Delaware, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that PPI Capital-Utah shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

      3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of PPI Capital-Utah and DirectPlacement-Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.



                               PPI CAPITAL GROUP, INC.



                               By: /s/ Brian M. Overstreet
                                   --------------------------------------------
                                   Name:  Brian M. Overstreet
                                   Title: President and Chief Executive Officer
Attest:


/s/ Robert F. Kyle
-----------------------
Name:  Robert F. Kyle
Title: Vice President


                               DIRECTPLACEMENT, INC.



                               By: /s/ Brian M. Overstreet
                                   --------------------------------------------
                                   Name:  Brian M. Overstreet
                                   Title: President and Chief Executive Officer


Attest:


/s/ Robert F. Kyle
-----------------------
Name:  Robert F. Kyle
Title: Vice President